EXHIBIT 10.1

MASSROOTS, INC.

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (the “Agreement”) is made as of [ ] by and between MassRoots Inc., a Delaware corporation, (the “Company”), and the undersigned holder of common stock (the “Shareholder”) of the Company.

WHEREAS, pursuant to an Agreement and Plan of Merger between the Company, DDDigtal Inc, Whaxy Inc., Zachary Marburger and the shareholders of DDDigtal Inc, dated [ ], DDDigtal Inc became a wholly-owned subsidiary of the Company (the “Merger Agreement”, and the consummation of the transactions contemplated thereby, the “Merger”), and in exchange for the Shareholder’s shares of common stock of DDDigtal Inc, the Shareholder acquired that number of shares the Company’s common stock, par value $0.001 per share (“Common Stock”), set forth on the signature page hereto (such shares, the “Acquired Shares”); and

WHEREAS, a condition of the Merger Agreement, every shareholder of DDDigtal Inc was required to enter into this Agreement to lock-up all of each such shareholder’s Acquired Shares for a period of six (6) months following the date the Merger becomes effective (the “Effective Date”),.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the undersigned Shareholder agree as follows:

1.       Six Month Prohibition on Sales or Transfers. The Shareholder hereby agrees that for a period of six (6) months from the Effective Date (the “Lock-Up Period”), the Shareholder will not (a) offer, sell, contract to sell, pledge, give, donate, transfer or otherwise dispose of, directly or indirectly, any Acquired Shares, (b) enter into a transaction which would have the same effect, or (c) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic or voting consequences of ownership of such securities, whether any such aforementioned transaction is to be settled by delivery of the Acquired Shares or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement.

2.       Reference to Shareholder. Any reference in this Agreement to the Shareholder shall include any legal entity, including any corporation, limited liability company, partnership, not-for-profit corporation, estate planning vehicle or trust, which is directly or indirectly owned or controlled by, under common control with, or in control of the Shareholder, including any such entity where such Shareholder is deemed to be a beneficial owner.

3.       Attempted or Requested Transfers. Any attempted or purported sale or other transfer of any Acquired Shares by the Shareholder in violation or contravention of the terms of this Agreement shall be null and void ab initio. The Company shall be entitled to instruct its transfer agent to reject and refuse to transfer on its books any Acquired Shares that may have been attempted to be sold or otherwise transferred in violation or contravention of any of the provisions of this Agreement and shall not recognize any person or entity who is the purported transferee of such shares.

4.       Broker Authorization. The Shareholder hereby authorizes any and all brokers, for all accounts holding the Shareholder’s Acquired Shares, to provide directly to the Company, immediately upon the Company’s request, a copy of all account statements showing the Acquired Shares and confirming no trading activity in the Acquired Shares during the Lock-Up Period.

5.       Waiver of Claims. The Shareholder hereby irrevocably waives any and all known or unknown claims and rights, whether direct or indirect, fixed or contingent, that the Shareholder may now have or that may hereafter arise against the Company or any of its affiliates, or any of its respective officers, directors, stockholders, employees, agents, attorneys or advisors arising out of the negotiation or documentation of this Agreement.

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6.       Legends on Certificates. All Acquired Shares shall be subject to the provisions of this Agreement, regardless of whether such Acquired Shares bear a legend to this effect, and to the extent that any certificates representing Acquired Shares are issued during the Lock-Up Period, such Acquired Shares may, as determined in the Company’s sole discretion, bear legends as follows (or in substantially similar form):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED FOR VALUE UNLESS THEY ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT, OR OTHERWISE SATISFIES ITSELF, THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THE SALE, ASSIGNMENT, GIFT, BEQUEST, TRANSFER, DISTRIBUTION, PLEDGE, HYPOTHECATION OR OTHER ENCUMBRANCE OR DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AND MAY BE MADE ONLY IN ACCORDANCE WITH THE TERMS OF A LOCK-UP AGREEMENT, A COPY OF WHICH MAY BE EXAMINED AT THE OFFICE OF THE CORPORATION.

7.       Representations and Warranties. The Shareholder hereby represents and warrants that:

(a)       It has the full right, power and authority to enter into this Agreement and to perform its obligations hereunder;

(b)       The execution of this Agreement by the individual whose signature is set forth at the end of this Agreement on behalf of the Shareholder, and the delivery of this Agreement by such person, has been duly authorized by all necessary actions on the part of the Shareholder;

(c)       This Agreement has been executed and delivered by the Shareholder and constitutes the legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms; and

(d)       It had the opportunity to be represented by legal counsel and other advisors selected by Shareholder in connection with this Agreement, and that the Shareholder has reviewed this Agreement with his, her or its legal counsel and other advisors and understands the terms and conditions hereof.

8.       Miscellaneous.

(a)       This Agreement constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

(b)       The headings in this Agreement are for reference only and do not affect the interpretation of this Agreement.

(c)       This Agreement will be binding upon and inure to the benefit of the Company, its successors and assigns and to the Shareholder and their respective permitted heirs, personal representatives, successors and assigns.

(d)       This Agreement is governed by, and construed in accordance with, the laws of the State of Colorado, without regard to the conflict of laws provisions of such State.

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(e)       The parties hereto acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any Party may, in such Party’s sole discretion, apply to any court of competent jurisdiction for specific performance or injunctive relief or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each Party hereto waives any objection to the imposition of such relief. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof, whether at law or in equity, shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any Party hereto shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such Party.

(f)       All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or email transmission if such transmission is confirmed, by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the addresses set forth on the signature page hereto (or to such other addresses which such Party shall subsequently designate in writing to the other Party).

(g)       This Agreement may be executed in any number of counterparts and by electronic transmission, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned Parties have caused this Agreement to be duly executed by their respective authorized signatories as of the date first set forth above.

THE COMPANY:

MASSROOTS, INC.

By:      _______________________________

Isaac Dietrich

Chief Executive Officer

Address:      ____________________________

Email: _________________________________

SHAREHOLDER:

_______________________________________

(entity name, if applicable)

By:      ___________________________________

Name:     __________________________________

Title:      ___________________________________

Acquired Shares: ___________________________

Address:       _______________________________

Email:      ___________________________________

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